                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)   May 11, 1998



                       Salomon Smith Barney Holdings Inc.
             (Exact name of registrant as specified in its charter)


       Delaware                                              1-4346                                  22-1660266
       (State or other                                       (Commission                             (IRS Employer
       jurisdiction of                                       File Number)                            Identification No.)
       incorporation)

       388 Greenwich Street,   New York, NY                                                          10013
      (Address of principal executive offices)                                                       (Zip Code)


                                 (212) 816-6000
              (Registrant's telephone number, including area code)

                       SALOMON SMITH BARNEY HOLDINGS INC.
                           CURRENT REPORT ON FORM 8-K




ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

                  Exhibits:

     Exhibit No.           Description
     -----------           -----------
         1.01              Terms Agreement, dated May 11, 1998, among the
                           Company and Salomon Brothers Inc, ABN AMRO
                           Incorporated, BancAmerica Robertson Stephens, Banc
                           One Capital Markets, Inc., Bear, Stearns & Co. Inc.,
                           Chase Securities Inc., Citicorp Securities, Inc.,
                           First Union Capital Markets, a division of Wheat
                           First Securities, Inc., HSBC Securities, Inc. and
                           Lehman Brothers Inc., as Underwriters, relating to
                           the offer and sale of the Company's 6 1/4% Notes due
                           May 15, 2003.

         4.01              Form of Note for the Company's 6 1/4% Notes due May
                           15, 2003.

                                    SIGNATURE


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated:  May 13, 1998                        SALOMON SMITH BARNEY HOLDINGS INC.


                                            By:  /s/ Mark I. Kleinman
                                               ________________________________
                                                 Mark I. Kleinman
                                                 Deputy Treasurer

                                       3